SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported: December 12, 1997)



                    KING POWER INTERNATIONAL GROUP CO., LTD.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                                    33-10281
                            (Commission File Number)


                                   75-2641513
                        (IRS Employer Identification No.)


 Bangkok International Airport Building, Vibhavadi Road, Bangkok 10210 Thailand
                    (Address of principal executive offices)



      Registrant's telephone number (including area code); (972) 248-1922

ITEM 4. Changes in Registrant's Certifying Accountants




I.

The accounting firm of Cheshier and Fuller, LLP, the independent accountants for the registrant, were dismissed on December 12, 1997 as directed by the vote of the registrant's Board of Directors.

During the fiscal years ended December 31, 1995 and 1996, and the interim period subsequent to December 31, 1996, there have been no disagreements with Cheshier and Fuller, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

Cheshier and Fuller, LLP's report on the financial statements for the fiscal year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The registrant has requested that Cheshier and Fuller, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.



II.

Due to the fact that the accounting firm of Cheshier and Fuller, LLP, the independent accountants for the registrant, was dismissed on December 12, 1997, the registrant engaged the accounting form of BDO Binder (Thailand), Ltd. as independent accountants for the registrant, effective as of December 12, 1997.

During the fiscal years ended December 31, 1995 and 1996, and the interim period subsequent to December 31, 1996, there have been no consultations with BDO Binder (Thailand), Ltd. on any matters of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.






ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

16.2 Letter dated December 12, 1997, from Cheshier and Fuller, LLP to the Securities and Exchange Commission.

                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



KING POWER INTERNATIONAL GROUP CO., LTD.


By /s/ Vichai Raksriaksorn
   -------------------------------------
   Vichai Raksriaksorn, President and Chairman of the Board



December  12, 1997

                                    EXHIBIT

                                      16.2

[LETTERHEAD OF CHESHIER & FULLER, L.L.P.
   CERTIFIED PUBLIC ACCOUNTS & CONSULTANTS]



                                                               14175 PROTON ROAD
                                                       DALLAS, TEXAS  74244-3692
                                                              TEL (972) 387-4300
                                                              FAX (972) 960-2810
                                                                  (800) 834-8586




                                             December 12, 1997




U.S. Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549


Gentlemen:

We have read the statements contained in Item 4 - changes in Registrant's Certifying accountants as contained in Form 8-K dated December 12, 1997. Please be advised that we have no disagreements with any of the statements contained therein.

                                            Very truly yours,



                                            /s/ CHESHIER & FULLER, L.L.P
                                            ---------------------------
                                            CHESHIER & FULLER, L.L.P.

[LETTERHEAD OF CHESHIER & FULLER, L.L.P.
   CERTIFIED PUBLIC ACCOUNTS & CONSULTANTS]



                                                               14175 PROTON ROAD
                                                       DALLAS, TEXAS  74244-3692
                                                              TEL (972) 387-4300
                                                              FAX (972) 960-2810
                                                                  (800) 834-8586




                                             December 12, 1997


Board of Directors and Audit Committee
King Power International Group Co., Ltd.
Bangkok International Airport Building
Vibhavadi Road
Bangkok 10210
Thailand

Gentlemen:

This is to confirm that the client-auditor relationship between King Power International Group co., Ltd. (formerly Immune America, Inc.) (commission file number 33-10281 and Cheshier & Fuller, L.L.P. has ceased.

                                             Sincerely,




                                            /s/ CHESHIER & FULLER, L.L.P
                                            ---------------------------
                                            CHESHIER & FULLER, L.L.P.


cc:  U.S. Securities and Exchange Commission
     Office of the Chief Accountant
     SECPS letter File
     Mail stop 9-5
     450 fifth street, N.W.
     Washington, DC 20549